united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/16

Item 1. Reports to Stockholders.

Class A Shares (DAVAX)

Semi-Annual Report

March 31, 2016

1-855-445-9339

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Owner,

We are beginning to experience the anticipated shift we have discussed in past letters. The preceding six months have been inundated with negative sentiment as markets maintained bearish momentum heading into 2016. In fact, markets locked in the worst four-day start to a year in the history of the stock market according to FactSet statistics dating back to 1897. However, markets have since found a footing and have recovered since January lows. The combination of low energy prices and historically low interest rates coupled with near full employment paint a positive picture for stocks moving forward.

Performance

The Footprints Discover Value Fund (the “Fund”) outperformed its benchmark as well as the broader market. The Fund’s performance for the past six months was 25.53%, outperforming its benchmark, the S&P Composite 1500 Pure Value Index1 which returned 7.62% over the same period, see chart to the right. In addition, the Fund outperformed the broader market, the S&P 500 Index by 18.25%, which returned 7.28% over the same period.

1 The S&P 1500 Pure Value Index is comprised of the Pure Value index constituents of the S&P 500, S&P Mid Cap 400, and the S&P Small Cap 600 and represents an all-cap value blend. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Outlook & Review of Current Portfolio

We view the current environment as favorable for stocks, seeking out securities trading at a significant discount to their Book Value. We measure Book Value as the difference between the company’s Total Assets and Liabilities. Often times, these companies are working towards addressing the issues that have caused the stock to be discounted in the first place, creating a catalyst to shift the stock valuation favorably. This happens to be the case with several of our positions, and, over the preceding 6 months, we have begun to see several of our positions create catalysts, as is reflected in recent performance. Below are examples of portfolio positions that have been making significant progress.

American Superconductor, a large position in the Fund, has been a key driver of performance over the past six months. The Company has strengthened its balance sheet while trending toward operating profitability. American Superconductor has also secured a large multi-year agreement with one of India’s largest wind turbine manufacturers. This will provide American Superconductor with significant revenues on a recurring basis. Management continues to achieve each of the goals set forth in realigning American Superconductor for long-term growth.

MBIA, Inc. (MBIA: 22.41%) another large position in the Fund, has made progress with its exposure to Puerto Rico. In recollection, last June the Puerto Rican Governor Alejandro Garcia Padilla publicly expressed his opinion on the island’s ability to repay its debt, which negatively impacted the stock price of MBIA. As a municipal bond insurer, it is important that Puerto Rico works collaboratively with MBIA as it sorts through the island’s fiscal issues. Progress has been made, with more work to be done but we feel confident that Puerto Rico’s fiscal issues can be properly addressed. This creates a catalyst supporting MBIA’s stock price to appreciate to its Book Value.

Ion Geophysical Corp, (ION: 7.26%), the Fund’s only exposure to the energy sector, has been able to successfully scale down the business as the energy sector has scaled down. Over the preceding six months, ION continues to execute on management goals by implementing cost saving measures, as well as, restructuring the Company’s outstanding debt. The cost saving measures will aid in lessening ION’s liabilities through the challenging energy environment while saving nearly $15 million from a restructuring of outstanding debt. ION’s ability to take charge on these two initiatives has strategically positioned the Company to be well positioned for the recovery in the energy sector.

Summary

The past six months have been favorable for the Fund as we are experiencing the anticipated shift discussed in past letters. I continue to be optimistic for the outlook for remainder of the year as catalysts for our positions continue to take hold and shift the valuations in favorable directions.

Steve Lococo

President & Founder

Portfolio Manager

Steve Lococo, President and Portfolio Manager, formed FAMR in June 2003. Using his more than 30 years of industry experience, created a firm to help institutions, foundations, endowments, and individual investors generate wealth over the long term by applying his Absolute Value Investment Philosophy. FAMR hosts round table discussions to introduce our investment philosophy to those interested, please visit our website to learn more, www.famr.com

Footprints Discover Value Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2016

The Fund’s performance figures* for the periods ended March 31, 2016 as compared to its benchmark:

	Six		Annualized Since
	Months	One Year	Inception
Footprints Discover Value Fund – Class A	25.53%	(9.99)%	(10.23)%
Footprints Discover Value Fund – Class A with load	18.21%	(15.16)%	(11.85)%
S&P Composite 1500 Pure Value Index	7.62%	(6.19)%	12.44%

*The Fund commenced operations on December 31, 2012.

S&P Composite 1500 Pure Value Index is comprised of the pure value index constituents of the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600 and represents an all capitalization value blend. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including expenses of underlying funds, is 3.85% per the February 1, 2016 Prospectus. Investments in the Fund are subject to a maximum sales charge of 5.75%. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-855-445-9339.

HOLDINGS BY ASSET CLASS**

Common Stock	79.0%
Exchange-Traded Fund	13.2%
Preferred Stock	2.2%
Short Term Investments	10.0%
Options Written	(3.0)%
Liabilities Less Other Assets	(1.4)%
100.0%

**Based on fair value as a percentage of net assets as of March 31, 2016.

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

Footprints Discover Value Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

March 31, 2016

Shares		Fair Value
	COMMON STOCK - 79.0%
	COMPUTERS - 6.5%
284,962	Imation Corp. *	$441,691

	DIVERSIFIED FINANCIAL SERVICES - 5.5%
100,000	First Marblehead Corp. *	380,000

	ELECTRICAL COMPONENTS & EQUIPMENT - 21.6%
195,000	American Superconductor Corp. *	1,482,000

	INSURANCE - 21.3%
164,700	MBIA, Inc. * ^	1,457,595

	OIL & GAS SERVICES - 7.6%
64,406	ION Geophysical Corp. *	520,401

	SEMICONDUCTORS - 6.4%
120,000	Mattson Technology, Inc. *	438,000

	SOFTWARE - 5.2%
65,000	Seachange International, Inc. *	358,800

	TRANSPORTATION - 4.9%
300,000	Navios Maritime Holdings, Inc.	339,000

	TOTAL COMMON STOCK (Cost - $6,775,535)	5,417,487

	EXCHANGE-TRADED FUND - 13.2%
	EQUITY FUND - 13.2%
120,000	Global X FTSE Greece 20 ETF	903,600
	TOTAL EXCHANGE-TRADED FUND (Cost - $1,149,679)

	PREFERRED STOCK - 2.2%
	INSURANCE - 2.2%
10	MBIA Insurance Corp., 4.72% - 144A (a)	150,000
	TOTAL PREFERRED STOCK (Cost - $590,000)

	SHORT-TERM INVESTMENTS - 10.0%
	MONEY MARKET FUND - 10.0%
683,553	Dreyfus Treasury & Agency Cash Management - Institutional Shares, 0.18% +	683,553
	TOTAL SHORT-TERM INVESTMENTS (Cost - $683,553)

	TOTAL INVESTMENTS (Cost - $9,198,767) (b) - 104.4%	$7,154,640
	CALL OPTIONS WRITTEN (Premiums Received - $296,453) (b) - (3.0)%	(207,522)
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4)%	(92,354)
	NET ASSETS - 100.0%	$6,854,764

Contracts **
	CALL OPTIONS WRITTEN - (3.0)%
1,647	MBIA, Inc.	207,522
	Expiration May 2016, Exercise Price $8.00
	TOTAL CALL OPTIONS WRITTEN
	(Premiums Received - $296,453)

*	Non-Income producing security.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of such securities is $150,000 or 2.2% of net assets.

+	Interest rate reflects seven-day effective yield on March 31, 2016

^	Each security is subject to written call options.

**	Each option contract allows the holder of the option to purchase/sell 100 shares of the underlying stock.

(a)	Illiquid security.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including options written, is $9,096,457 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$174,794
Unrealized depreciation	(2,324,133)
Net unrealized depreciation	$(2,149,339)

The accompanying notes are an integral part of these financial statements.

Footprints Discover Value Fund

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

March 31, 2016

Assets:
Investments at Fair Value (identified cost $9,198,767)	$7,154,640
Dividends and Interest Receivable	64
Due from Adviser	9,994
Prepaid Expenses and Other Assets	1,696
Total Assets	7,166,394

Liabilities:
Options Written - (premiums received $296,453)	207,522
Payable for Securities Purchased	70,764
Payable to Related Parties	7,230
Accrued Distribution Fees	1,403
Accrued Expenses and Other Liabilities	24,711
Total Liabilities	311,630

Net Assets	$6,854,764

Composition of Net Assets:
At March 31, 2016, Net Assets consisted of:
Paid-in-Capital	$10,377,482
Undistributed Net Investment Loss	(134,537)
Accumulated Net Realized Loss From Investments and Options Writter	(1,432,985)
Net Unrealized Depreciation on Investments and Options Writter	(1,955,196)
Net Assets	$6,854,764

Net Asset Value Per Share
Class A Shares
Net Assets	$6,854,764

Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	1,056,568
Net Asset Value and Redemption Price per Share ($6,854,764/1,056,568 shares outstanding)(a)	$6.49
Maximum Offering Price Per Share (Maximum Sales Charge of 5.75%)(a)	$6.89

(a)	Redemption of shares held less than 90 days may be assessed a redemption fee of 1.00%

The accompanying notes are an integral part of these financial statements.

Footprints Discover Value Fund

STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended March 31, 2016

Investment Income:
Dividend Income	$9,994
Interest Income	121
Total Investment Income	10,115

Expenses:
Investment Advisory Fees	28,439
Administration Fees	15,744
Transfer Agent Fees	11,863
Fund Accounting Fees	8,934
Audit Fees	7,772
Distribution Fees	7,110
Chief Compliance Officer Fees	7,020
Legal Fees	6,518
Printing Expense	6,017
Trustees’ Fees	5,516
Registration and Filing Fees	5,014
Custody Fees	2,507
Insurance Expense	150
Miscellaneous Expenses	251
Total Expenses	112,855
Less: Fees Waived/Expenses Reimbursed by Adviser	(57,333)
Net Expenses	55,522
Net Investment Loss	(45,407)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on:
Investments	(52,171)
Options Written	(33,791)

Net Change in Unrealized Appreciation on:	(85,962)
Investments	1,393,118
Options Written	88,931
1,482,049
Net Realized and Unrealized Gain on Investments	1,396,087

Net Increase in Net Assets Resulting From Operations	$1,350,680

The accompanying notes are an integral part of these financial statements.

Footprints Discover Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	March 31, 2016	September 30, 2015
Operations:	(Unaudited)
Net Investment Loss	$(45,407)	$(122,744)
Net Realized Loss on Investments and Options Writter	(85,962)	(887,359)
Net Change in Unrealized Appreciation (Depreciation) or Investments and Options Written	1,482,049	(1,095,419)
Net Increase (Decrease) in Net Assets Resulting From Operations	1,350,680	(2,105,522)

Capital Share Transactions:
Class A
Proceeds from Shares Issued	576,276	891,260
Cost of Shares Redeemed	(287,560)	(580,854)
Redemption Fees	—	149
Net Increase from Capital Share Transactions	288,716	310,555

Total Increase (Decrease) in Net Assets	1,639,396	(1,794,967)

Net Assets:
Beginning of Period	5,215,368	7,010,335
End of Period (including undistributed net investment loss of $134,537 and $89,130)	$6,854,764	$5,215,368

SHARE ACTIVITY
Class A
Shares Sold	99,719	127,508
Shares Redeemed	(50,965)	(84,011)
Net increase in shares of beneficial interest outstanding	48,754	43,497

The accompanying notes are an integral part of these financial statements.

Footprints Discover Value Fund

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Class A
	For the Six Months		For the Year		For the Year	For the Period From
	Ended		Ended		Ended	December 31,2012 (1)
	March 31, 2016		September 30, 2015		September 30, 2014	to September 30, 2013
	(Unaudited)
Net Asset Value, Beginning of Period	$5.17		$7.27		$10.51	$10.00
From Operations:
Net investment loss (a)	(0.04)		(0.13)		(0.17)	(0.14)
Net gain (loss) from investments
(both realized and unrealized )	1.36		(1.97)		(2.34)	0.65
Total from operations	1.32		(2.10)		(2.51)	0.51

Distributions to shareholders from
Net realized gains	—		—		(0.73)	—
Total distributions	—		—		(0.73)	—

Paid in capital from redemption fees (a)	—		0.00	(e)	0.00 (e)	0.00	(e)

Net Asset Value, End of Period	$6.49		$5.17		$7.27	$10.51

Total Return (b)	25.53	% (d)	(28.89)%		(24.92)%	5.10	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$6,855		$5,215		$7,010	$9,400
Ratio of expenses to average net assets,
before reimbursement	3.97	% (c,f)	3.81	% (f)	3.95%	4.95	% (c)
net of reimbursement	1.95	% (c,f)	1.95	% (f)	1.95%	1.95	% (c)
Ratio of net investment loss to average net assets	(1.60	)% (c,g)	(1.83	)% (g)	(1.95)%	(1.81	)% (c)
Portfolio turnover rate	23	% (d)	93%		109%	107	% (d)

(1)	Footprints Discover Value Fund commenced operations on December 31, 2012

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not absorbed a portion of the expenses, total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Amount is less than $0.005 per share.

(f)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(g)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

The Footprints Discover Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

March 31, 2016

1.	ORGANIZATION

The Footprints Discover Value Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Fund has four classes of shares: Class A shares, Class C shares, Class I shares and Class N shares. Class C, Class I and Class N shares are not currently offered. Each class represents an interest in the same assets of the Fund but has different expenses. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which varies depending on the size of investment and may be waived at the Adviser’s discretion. The primary investment objective of the Fund is total return from capital appreciation and income. The Fund commenced operations on December 31, 2012.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the

The Footprints Discover Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2016

frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Footprints Discover Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2016

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2016 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$5,417,487	$—	$—	$5,417,487
Exchange-Traded Fund	903,600	—	—	903,600
Preferred Stock	—	—	150,000	150,000
Short-Term Investments	683,553	—	—	683,553
Total	$7,004,640	$—	$150,000	$7,154,640
Liabilities*
Options Written	$207,522	$—	$—	$207,522
Total	$207,522	$—	$—	$207,522

*	See Portfolio of Investments for industry classifications.

There were no transfers between levels during the current period. It is the Fund’s policy to recognize transfers into or out of Level 1, Level 2 and Level 3 at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Preferred Stock
Beginning Balance	$215,000
Cost of purchases	—
Proceeds from sales	—
Net Transfers in/out of Level 3	—
Total realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(65,000)
Ending balance	$150,000

The total change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at March 31, 2016 is $65,000.

The significant unobservable inputs used in fair value measurement of the preferred stock relates to assumptions used by the Fund’s broker. The preferred stock broker quote is derived using a discounted cash flow model, and while the underlying company is publicly traded, some of the assumptions used by the broker in developing that discounted cash flow are not observable. These inputs include the discount rate or yield and the term to maturity used. Significant increases (decreases) in the discount rate or yield and expected term to redemption would have a direct and proportional impact to fair value.

In the event that the source of fair value is from a single source broker quote, these securities are classified as Level 3 per the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Fund does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. The Fund is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third party pricing vendors regarding the unobservable inputs used.

The Footprints Discover Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2016

Exchange Traded Funds (“ETFs”) – The Fund may invest in ETFs. ETFs are generally a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As the writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of March 31, 2016 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets - The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of March 31, 2016.

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
			Net Amounts of
	Gross Amounts of	Gross Amounts Offset	Liabilities Presented in the
	Recognized	in the Statement of	Statement of Assets &	Financial	Cash Collateral
Description	Liabilities	Assets & Liabilities	Liabilities	Instruments (1)	Pledged	Net Amount
Call Options Written	$207,522	$—	$207,522	$207,522	$—	$—
Total	$207,522	$—	$207,522	$207,522	$—	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations – The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2016:

Derivative Investment Type	Risk	Location on the Statement of Assets and Liabilities	Amount
Options Written	Equity	Options Written, at value	$207,522

The Footprints Discover Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2016

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the six months ended March 31, 2016:

Derivative Investment Type	Risk	Location of Gain/Loss on Derivative	Amount
Options Written	Equity	Net realized gain (loss) from options written	$(33,791)
Options Written	Equity	Net change in unrealized appreciation (depreciation) on options written	88,931

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to open tax years (2013-2015) or expected to be taken in the Fund’s 2016 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year. Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

The Footprints Discover Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2016

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Footprints Asset Management & Research, Inc. (the “Adviser”), serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for the management of the Fund’s investment portfolio. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. For the six months ended March 31, 2016, the Adviser earned advisory fees of $28,439.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed at least until January 31, 2017, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short), taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser)) do not exceed 1.95% of the daily average net assets of the Class A shares of the Fund (the “Expense Limitation”). For the six months ended March 31, 2016, the Adviser waived and reimbursed fees of $57,333.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses attributable to Class A are subsequently less than the Expense Limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation then in place or in place at time of waiver. If Fund Operating Expenses attributable to Class A shares subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). Pursuant to the Waiver Agreement, cumulative expenses subject to recapture are $453,740 and the amounts will expire as follows: on September 30, 2016 - $157,992, September 30, 2017 - $170,751, and September 30, 2018 - $124,997.

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution- related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Pursuant to the Plan, $7,110 in distribution fees for Class A shares were incurred during the six months ended March 31, 2016.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the six months ended March 31, 2016, the Distributor received $86 in underwriting commissions for sales of Class A shares, of which $11 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

The Footprints Discover Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2016

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2016, amounted to $2,152,510 and $1,826,224, respectively.

5.	OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Fund during the six months ended March 31, 2016, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	—	$—
Options written	12,276	578,875
Options closed	(4,282)	(174,489)
Options exercised	(1,992)	(36,254)
Options expired	(4,355)	(71,679)
Options outstanding, end of period	1,647	$296,453

6	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The Fund did not receive any redemption fees for the six months ended March 31, 2016.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

There were no distributions during the year ended September 30, 2015.

The tax character of Fund distributions paid for the years ended September 30, 2014 and September 30, 2015 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2015	September 30, 2014
Ordinary Income	$—	$658,479
Long-Term Capital Gain	—	—
Return of Capital	—
	$—	$658,479

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(783,624)	$(458,386)	$—	$(3,631,388)	$(4,873,398)

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $694,494.

The Footprints Discover Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2016

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $89,130.

The difference between book basis and tax basis unrealized depreciation, and accumulated net realized loss from security transactions is primarily attributable to the tax deferral of losses on wash sales.

At September 30, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring FYE	Short-Term	Long-Term	Total
$—	$—	$458,386	$458,386

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the period ended September 30, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(37,537)	$37,537	$—

8.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015- 07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Footprints Discover Value Fund

EXPENSES EXAMPLE (Unaudited)

March 31, 2016

As a shareholder of the Fund you incur transaction costs, such as sales charges, and ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the entire period of time from October 1, 2015 through March 31, 2016.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning
	Account		Annualized	Expenses Paid
	Value	Ending Account	Expense	During
	(10/1/15)	Value (3/31/16)	Ratio	the Period*
Actual
Class A	$1,000.00	$1,255.30	1.95%	$10.99

Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,015.25	1.95%	$ 9.82

*	Expenses Paid During Period are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio of 1.95% multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

Renewal of Advisory Agreement – Footprints Discover Value Fund*

In connection with a meeting held on November 3rd and 4th, 2015, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Footprints Asset Management & Research Inc. (“FAMR”), and the Trust, with respect to the Footprints Discover Value Fund (“Footprints” or the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to Footprints and the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Board noted that FAMR was established in 2003 and specializes in value investing. The Board reviewed the background information of the key investment personnel responsible for servicing the Fund and noted that the investment team has significant experience running value strategies. The Board reviewed FAMR’s investment process and noted it is structured around five points in the lifecycle of an investment: source ideas, research process, acquire process, hold process, and exit process. The Board observed that this process appears to involve in-depth analysis of each potential investment. The Trustees noted that FAMR has identified the Fund’s main investment risks to be time and price risks, which FAMR tries to mitigate through detailed technical analysis regarding the optimal time and price for purchases and sales of the securities. The Board observed that FAMR monitors compliance with the Fund’s limitations by importing the daily positions into a spreadsheet that is reviewed regularly. The Board reviewed FAMR’s best execution and broker-dealer selection process and was satisfied that FAMR conducts regular and appropriate assessments of the broker-dealers used by the Fund. The Board observed that FAMR reported no material compliance or litigation issues reported since the last approval of the Advisory Agreement. The Board expressed continued belief that FAMR is resolute in its commitment to the Fund and concluded that, while the Fund’s performance continues to be monitored closely by the Board, FAMR has the necessary experience and processes in place to provide quality service to the Fund and its shareholders.

Performance. The Board reviewed the performance of the Fund, noting it has significantly underperformed its benchmark, peer group and Morningstar category for each of the one year, two year and since inception periods. The Board also reviewed the performance of the FAMR Composite strategy’s performance since 1994, noting that it had average annual returns of 9.2% over that time, and had also faced periods of poor performance similar to the Fund’s current situation over its history, and that such lulls were each followed by one or two years of excellent performance that overcame the negative impact of the poor performing periods. The Board expressed its disappointment and concern with the Fund’s performance, but recognized that the Fund has not gone through a full market cycle and noted that the Fund had shown recent improvements in its performance. Taking all matters into consideration, the Board concluded that, based on FAMR’s long term track record, FAMR should be provided additional time to manage the strategy, as history has shown that the strategy has the potential to create satisfactory performance for the Fund over the long term.

Fees and Expenses. The Board noted that FAMR charges an advisory fee of 1.00%, which is slightly below the average of the peer group, but is higher than the Morningstar category average, though within the Morningstar category range. The Board noted that the Fund’s expense ratio is higher than both the Morningstar category and peer group average. The Board recalled that FAMR had reduced its advisory fee by 50 basis points at the previous year renewal and had worked with the Fund’s administrator to reduce the Fund’s administration fees. The Board agreed that, in consideration that the advisory fee was slightly below or line with its peers, the advisory fee was not unreasonable.

Economies of Scale. The Board discussed the small size of the Fund and its prospect for growth, concluding that it had not yet achieved meaningful economies that would necessitate the establishment of breakpoints. However, a representative of FAMR agreed that, as the Fund grows and FAMR achieves economies of scale, it would be willing to discuss the implementation of breakpoints at that time. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Trustees reviewed the profitability analysis in connection with FAMR’s advisory relationship with Footprints, noting that FAMR was incurring losses related to reimbursements it made to the Fund in connection to FAMR’s agreement to limit the Fund’s expenses.

Conclusion. Having requested and received such information from FAMR as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of Footprints.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603
Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-445-9339 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-445-9339.

Investment Adviser

Footprints Asset Management & Research, Inc.

11422 Miracle Hills Drive, Suite 208

Omaha, NE 68154

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 6/3/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 6/3/16

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 6/3/16